Exhibit 99.1

                             JOINT FILING AGREEMENT

The undersigned hereby agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.

Dated:  October 3, 2007



                                        BEDFORD OAK PARTNERS, L.P.

                                        By: Bedford Oak Management, LLC


                                        By:  /s/ Harvey P. Eisen
                                             -----------------------------------
                                             Name:  Harvey P. Eisen
                                             Title: Managing Member


                                        BEDFORD OAK CAPITAL, L.P.

                                        By: Bedford Oak Management, LLC

                                        By:  /s/ Harvey P. Eisen
                                             -----------------------------------
                                             Name:  Harvey P. Eisen
                                             Title: Managing Member


                                        BEDFORD OAK ACORN, L.P.

                                        By: Bedford Oak Management, LLC

                                        By:  /s/ Harvey P. Eisen
                                             -----------------------------------
                                             Name:  Harvey P. Eisen
                                             Title: Managing Member


                                        BEDFORD OAK ADVISORS, LLC


                                        By: Bedford Oak Management, LLC

                                        By:  /s/ Harvey P. Eisen
                                             -----------------------------------
                                             Name:  Harvey P. Eisen
                                             Title: Managing Member


                    Signature Page to Joint Filing Agreement
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                                        HARVEY P. EISEN


                                        By:  /s/ Harvey P. Eisen
                                             -----------------------------------
                                             Harvey P. Eisen



                    Signature Page to Joint Filing Agreement